Muzinich U.S. High Yield Corporate Bond Fund – Institutional Shares – MZHIX

Supplement dated March 27, 2017 to the
Prospectus and Statement of Additional Information dated April 29, 2016

Effective March 27, 2017, please note that the Muzinich U.S. High Yield Corporate Bond Fund Institutional Shares will be available for purchase.

Please retain this Supplement with the Prospectus and Statement of Additional Information.

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